EXHIBIT 24

POWER OF ATTORNEY

WHEREAS, INTEGRYS ENERGY GROUP, INC., a Wisconsin corporation, will file on or before the due date of March 1, 2007 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an annual report on Form 10-K, and

WHEREAS, the undersigned is a Director of Integrys Energy Group, Inc.;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Larry L. Weyers, Joseph P. O'Leary, Bradley A. Johnson, Diane L. Ford, and Peter H. Kauffman or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this document this   28th     day of   February  , 2007.

/s/ R. A. Bemis
Richard A. Bemis
Director

EXHIBIT 24

POWER OF ATTORNEY

WHEREAS, INTEGRYS ENERGY GROUP, INC., a Wisconsin corporation, will file on or before the due date of March 1, 2007 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an annual report on Form 10-K, and

WHEREAS, the undersigned is a Director of Integrys Energy Group, Inc.;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Larry L. Weyers, Joseph P. O'Leary, Bradley A. Johnson, Diane L. Ford, and Peter H. Kauffman or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this document this    28th      day of   February  , 2007.

/s/ Albert J. Budney, Jr.
Albert J. Budney, Jr.
Director

EXHIBIT 24

POWER OF ATTORNEY

WHEREAS, INTEGRYS ENERGY GROUP, INC., a Wisconsin corporation, will file on or before the due date of March 1, 2007 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an annual report on Form 10-K, and

WHEREAS, the undersigned is a Director of Integrys Energy Group, Inc.;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Larry L. Weyers, Joseph P. O'Leary, Bradley A. Johnson, Diane L. Ford, and Peter H. Kauffman or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this document this   28th     day of   February  , 2007.

/s/ Ellen Carnahan
Ellen Carnahan
Director

EXHIBIT 24

POWER OF ATTORNEY

WHEREAS, INTEGRYS ENERGY GROUP, INC., a Wisconsin corporation, will file on or before the due date of March 1, 2007 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an annual report on Form 10-K, and

WHEREAS, the undersigned is a Director of Integrys Energy Group, Inc.;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Larry L. Weyers, Joseph P. O'Leary, Bradley A. Johnson, Diane L. Ford, and Peter H. Kauffman or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this document this    28th     day of   February  , 2007.

/s/ Robert C. Gallagher
Robert C. Gallagher
Director

EXHIBIT 24

POWER OF ATTORNEY

WHEREAS, INTEGRYS ENERGY GROUP, INC., a Wisconsin corporation, will file on or before the due date of March 1, 2007 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an annual report on Form 10-K, and

WHEREAS, the undersigned is a Director of Integrys Energy Group, Inc.;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Larry L. Weyers, Joseph P. O'Leary, Bradley A. Johnson, Diane L. Ford, and Peter H. Kauffman or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this document this    28th     day of   February  , 2007.

/s/ Kathryn M. Hasselblad-Pascale
Kathryn M. Hasselblad-Pascale
Director

EXHIBIT 24

POWER OF ATTORNEY

WHEREAS, INTEGRYS ENERGY GROUP, INC., a Wisconsin corporation, will file on or before the due date of March 1, 2007 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an annual report on Form 10-K, and

WHEREAS, the undersigned is a Director of Integrys Energy Group, Inc.;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Larry L. Weyers, Joseph P. O'Leary, Bradley A. Johnson, Diane L. Ford, and Peter H. Kauffman or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this document this    28th      day of   February  , 2007.

/s/ James L. Kemerling
James L. Kemerling
Director

EXHIBIT 24

POWER OF ATTORNEY

WHEREAS, INTEGRYS ENERGY GROUP, INC., a Wisconsin corporation, will file on or before the due date of March 1, 2007 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an annual report on Form 10-K, and

WHEREAS, the undersigned is a Director of Integrys Energy Group, Inc.;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Larry L. Weyers, Joseph P. O'Leary, Bradley A. Johnson, Diane L. Ford, and Peter H. Kauffman or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this document this   28th     day of   February  , 2007.

/s/ J. C. Meng
John C. Meng
Director

EXHIBIT 24

POWER OF ATTORNEY

WHEREAS, INTEGRYS ENERGY GROUP, INC., a Wisconsin corporation, will file on or before the due date of March 1, 2007 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an annual report on Form 10-K, and

WHEREAS, the undersigned is a Director of Integrys Energy Group, Inc.;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Larry L. Weyers, Joseph P. O'Leary, Bradley A. Johnson, Diane L. Ford, and Peter H. Kauffman or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this document this    28th    day of   February  , 2007.

/s/ William F. Protz, Jr.
William F. Protz, Jr.
Director

EXHIBIT 24

POWER OF ATTORNEY

WHEREAS, INTEGRYS ENERGY GROUP, INC., a Wisconsin corporation, will file on or before the due date of March 1, 2007 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an annual report on Form 10-K, and

WHEREAS, the undersigned is a Director of Integrys Energy Group, Inc.;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Larry L. Weyers, Joseph P. O'Leary, Bradley A. Johnson, Diane L. Ford, and Peter H. Kauffman or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this document this    28th      day of   February  , 2007.

/s/ Larry L. Weyers
Larry L. Weyers
Director

EXHIBIT 24

POWER OF ATTORNEY

WHEREAS, WISCONSIN PUBLIC SERVICE CORPORATION, a Wisconsin corporation, will file on or before the due date of March 1, 2007 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an annual report on Form 10-K, and

WHEREAS, the undersigned is a Director of Wisconsin Public Service Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Larry L. Weyers, Joseph P. O'Leary, Bradley A. Johnson, Diane L. Ford, and Peter H. Kauffman or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this document this    28th     day of   February  , 2007.

/s/ Lawrence T. Borgard
Lawrence T. Borgard
Director

EXHIBIT 24

POWER OF ATTORNEY

WHEREAS, WISCONSIN PUBLIC SERVICE CORPORATION, a Wisconsin corporation, will file on or before the due date of March 1, 2007 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an annual report on Form 10-K, and

WHEREAS, the undersigned is a Director of Wisconsin Public Service Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Larry L. Weyers, Joseph P. O'Leary, Bradley A. Johnson, Diane L. Ford, and Peter H. Kauffman or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this document this   28th     day of   February  , 2007.

/s/ Thomas P. Meinz
Thomas P. Meinz
Director

EXHIBIT 24

POWER OF ATTORNEY

WHEREAS, WISCONSIN PUBLIC SERVICE CORPORATION, a Wisconsin corporation, will file on or before the due date of March 1, 2007 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an annual report on Form 10-K, and

WHEREAS, the undersigned is a Director of Wisconsin Public Service Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Larry L. Weyers, Joseph P. O'Leary, Bradley A. Johnson, Diane L. Ford, and Peter H. Kauffman or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this document this   28th     day of   February  , 2007.

/s/ Phillip M. Mikulsky
Phillip M. Mikulsky
Director

EXHIBIT 24

POWER OF ATTORNEY

WHEREAS, WISCONSIN PUBLIC SERVICE CORPORATION, a Wisconsin corporation, will file on or before the due date of March 1, 2007 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an annual report on Form 10-K, and

WHEREAS, the undersigned is a Director of Wisconsin Public Service Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Larry L. Weyers, Joseph P. O'Leary, Bradley A. Johnson, Diane L. Ford, and Peter H. Kauffman or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this document this    28th     day of   February  , 2007.

/s/ Joseph P. O'Leary
Joseph P. O'Leary
Director

EXHIBIT 24

POWER OF ATTORNEY

WHEREAS, WISCONSIN PUBLIC SERVICE CORPORATION, a Wisconsin corporation, will file on or before the due date of March 1, 2007 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an annual report on Form 10-K, and

WHEREAS, the undersigned is a Director of Wisconsin Public Service Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Larry L. Weyers, Joseph P. O'Leary, Bradley A. Johnson, Diane L. Ford, and Peter H. Kauffman or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this document this    28th     day of   February  , 2007.

/s/ Charles A. Schrock
Charles A. Schrock
Director

EXHIBIT 24

POWER OF ATTORNEY

WHEREAS, WISCONSIN PUBLIC SERVICE CORPORATION, a Wisconsin corporation, will file on or before the due date of March 1, 2007 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an annual report on Form 10-K, and

WHEREAS, the undersigned is a Director of Wisconsin Public Service Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Larry L. Weyers, Joseph P. O'Leary, Bradley A. Johnson, Diane L. Ford, and Peter H. Kauffman or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this document this     28th      day of   February  , 2007.

/s/ Larry L. Weyers
Larry L. Weyers
Director